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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 31, 2002


            CWABS, INC., (as depositor under the Sale and Servicing
      Agreement, dated as of February 28, 2002, relating to the Revolving
                 Home Equity Loan Asset Backed Notes, Series
                                   2002-A).

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                         333-73712          95-4596514
          ---------                        ---------          -----------
(State or Other Jurisdiction              (Commission        (I.R.S. Employer
     of Incorporation)                    File Number       Identification No.)


             4500 Park Granada
             Calabasas, California                            91302
             -----------------------                          -----
            (Address of Principal Executive Officers)         (Zip Code)



       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------

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Item 5.  Other Events.
----     -------------

Filing of Certain Materials
---------------------------

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a supplement to the prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its, Revolving Home Equity Loan Asset Backed Notes, Series 2002-A (the "Notes").

Incorporation of Certain Documents by Reference
-----------------------------------------------

         The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001 that are included in the Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K is attached hereto as Exhibit 23.1.

         The audited financial statements of FGIC as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of March 31, 2002 and for the three months ended March 31, 2002 and 2001 are attached hereto as Exhibit 99.2.

____________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 14, 2001 and the prospectus supplement dated February 28, 2002, as supplemented by the supplement to the prospectus supplement dated June 28, 2002 (collectively, the "Prospectus"), of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2002-A.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  23.1     Consent of KPMG LLP

                  99.1 Financial Statements of FGIC as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001

                  99.2     Unaudited Financial Statements of FGIC as of
                           March 31, 2002 and for the three months ended March 31, 2002 and March 31, 2001

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CWABS, INC.



                                     By:  /s/ Ceila Coulter
                                          -------------------------
                                          Name:  Ceila Coulter
                                          Title:  Vice President



Dated:  July 31, 2002

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Exhibit Index
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Exhibit                                                                 Page
-------                                                                 ----

23.1         Consent of KPMG LLP

99.1 Financial Statements of FGIC as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001

99.2         Unaudited Financial Statements of FGIC as of March 31, 2002
             and for the three months ended March 31, 2002 and March 31, 2001